AMENDMENT NO. 11

TO FOURTH AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST OF

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

This Amendment No. 11 (the “Amendment”) to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the “Trust”) amends the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to remove Invesco Global Market Neutral Fund, Invesco Long/Short Equity Fund and Invesco Low Volatility Emerging Markets Fund, effective August 5, 2020;

WHEREAS, the Trust desires to amend the Agreement to change the following Funds’ names, effective September 30, 2020:

FUND NAME	NEW FUND NAME
Invesco Developing Markets Fund	Invesco Emerging Markets All Cap Fund
Invesco Oppenheimer Developing Markets Fund	Invesco Developing Markets Fund
Invesco Oppenheimer Discovery Mid Cap Growth Fund	Invesco Discovery Mid Cap Growth Fund
Invesco Oppenheimer Emerging Markets Innovators Fund	Invesco Emerging Markets Innovators Fund
Invesco Oppenheimer Emerging Markets Local Debt Fund	Invesco Emerging Markets Local Debt Fund
Invesco Oppenheimer Fundamental Alternatives Fund	Invesco Fundamental Alternatives Fund
Invesco Oppenheimer Global Allocation Fund	Invesco Global Allocation Fund
Invesco Oppenheimer Global Strategic Income Fund	Invesco Global Strategic Income Fund
Invesco Oppenheimer International Bond Fund	Invesco International Bond Fund
Invesco Oppenheimer SteelPath MLP Alpha Fund	Invesco SteelPath MLP Alpha Fund
Invesco Oppenheimer SteelPath MLP Alpha Plus Fund	Invesco SteelPath MLP Alpha Plus Fund
Invesco Oppenheimer SteelPath MLP Income Fund	Invesco SteelPath MLP Income Fund
Invesco Oppenheimer SteelPath MLP Select 40 Fund	Invesco SteelPath MLP Select 40 Fund
Invesco Oppenheimer Total Return Bond Fund	Invesco Core Bond Fund;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 3, 2020.

By:	/s/ Jeffrey H. Kupor
Names:	Jeffrey H. Kupor
Title:	Chief Legal Officer, Senior Vice President & Secretary

EXHIBIT 1

“SCHEDULE A

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco All Cap Market Neutral Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Balanced-Risk Allocation Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Balanced-Risk Commodity Strategy Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Core Bond Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Developing Markets Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Discovery Mid Cap Growth Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Emerging Markets All Cap Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Emerging Markets Innovators Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Emerging Markets Select Equity Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Emerging Markets Local Debt Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Endeavor Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Fundamental Alternatives Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Global Allocation Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Global Infrastructure Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Global Strategic Income Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Global Targeted Returns Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Greater China Fund	Class A Shares Class C Shares Class F Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Health Care Fund	Class A Shares Class C Shares Class F Shares Class R6 Shares Class T Shares Class Y Shares Investor Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco International Bond Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Macro Allocation Strategy Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Multi-Asset Income Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Pacific Growth Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Select Companies Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco SteelPath MLP Alpha Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco SteelPath MLP Alpha Plus Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco SteelPath MLP Income Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco SteelPath MLP Select 40 Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco U.S. Managed Volatility Fund	Class R6 Shares

Invesco World Bond Factor Fund	Class A Shares Class C Shares Class F Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares”